                                                                   EXHIBIT 10.78

                              FIRST AMENDMENT TO
                          FOURTH AMENDED AND RESTATED
                       AGREEMENT OF LIMITED PARTNERSHIP
                            OF KILROY REALTY, L.P.
                            ----------------------


     This First Amendment to Fourth Amended and Restated Agreement of Limited Partnership of Kilroy Realty, L.P. (this "Amendment") is entered into as of
                                          ---------
December 9, 1999, by and between Kilroy Realty Corporation ("General Partner"),
                                                             ---------------
a Maryland corporation, as the general partner of Kilroy Realty, L.P., a Delaware limited partnership (the "Partnership") and Montebello Realty Corp., a
                                   -----------
Delaware corporation ("Series D Preferred Partner").
                       --------------------------

                                   RECITALS
                                   --------

     Whereas, the signatories hereto desire to amend that certain Fourth Amended and Restated Agreement of Limited Partnership of Kilroy Realty, L.P., dated as of November 24, 1998, as supplemented by that First Supplement dated January 6, 1999; Second Supplement dated February 22, 1999; Third Supplement dated March 9, 1999; Fourth Supplement dated March 31, 1999; and Fifth Supplement dated March 26, 1999, (collectively, as supplemented, the "Agreement") as set forth herein;
                                               ---------
any terms capitalized herein but not defined herein having the definitions therefor set forth in the Agreement.

     Now, therefore, in consideration of the foregoing, of the mutual promises set forth herein, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree to continue the Partnership and amend the Agreement as follows:

     1.  Units.  As of the date hereof Series D Preferred Partner has
         -----
contributed _____[$25-$30 million]_______to the Partnership in exchange for the
                 -----------------
issuance to Series D Preferred Partner of _____________ Series D Preferred Units (as defined in the Agreement, as amended hereby). The Series D Preferred Units issued to the Series D Preferred Partner have been duly issued and fully paid. The Series D Preferred Partner is hereby admitted to the Partnership, effective as of December 9, 1999, as an Additional Limited Partner (the information set forth on Exhibit A attached hereto relating to the interest of the Series D Preferred Partner in the Partnership is hereby included in Exhibit A to the Agreement), and by execution of this Amendment the Series D Preferred Partner has agreed to be bound by all of the terms and conditions of the Agreement, as amended hereby.

     2.  Amendments to Definitions.
         -------------------------

         (a) Junior Units.  With respect to the definition of "Junior Units" set
             ------------                                      ------------
     forth in Section 1.1, the text "and" is deleted after "Series A Preferred Units" and replaced with a comma; and the text "and Series D Preferred Units" is hereby inserted immediately after the text "Series C Preferred Units".

         (b) Parity Preferred Units.  With respect to the definition of "Parity
             ----------------------                                      ------
     Preferred Units" set forth in Section 1.1, the text "and" is deleted after
     ---------------
     "Series A Preferred Units" and replaced with a comma; and the text "and Series D Preferred Units" is hereby inserted immediately after the text "Series C Preferred Units".

         (c) Preferred Unit.  With respect to the definition of "Preferred
             --------------                                      ---------
     Unit" set forth in Section 1.1, the text "and" is deleted after "Series A
     ----
     Preferred Units" and replaced with a comma; and the text "and Series D Preferred Units" is hereby inserted immediately after the text "Series C Preferred Units".

         (d) Net Income/Net Loss.  With respect to the definition of ""Net
             -------------------                                       ---
     Income" or "Net Loss"" set forth in Section 1.1, the text "and" is
     ------      --------
     deleted after "Series A Preferred Units" and replaced with a comma; and the text "and Series D Preferred Units" is hereby inserted immediately after the text "and Series C Preferred Units".

         (e) Partnership Interest.  With respect to the definition of
             --------------------
     "Partnership Interest" set forth in Section 1.1, the text "and" is
      --------------------
     deleted after "Series A Preferred Units" and replaced with a comma; and the text "and Series D Preferred Units" is hereby inserted immediately after the text "Series C Preferred Units".

         (f) Senior Preferred Unit.  With respect to the definition of "Senior
             ---------------------                                      ------
     Preferred Unit" set forth in Section 1.1, the text "and" is deleted after
     --------------
     "Series A Preferred Units" and replaced with a comma; and the text "and Series D Preferred Units" is hereby inserted immediately after the text "Series C Preferred Units" in each instance.

         (g) Additional Terms.  Section 1.1 of the Agreement is hereby amended
             ----------------
     to include the following definitions:

             "REIT Series D Preferred Share" means a share of 9 1/4% Series D
              -----------------------------
          Cumulative Redeemable Preferred Stock, par value $.01 per share, liquidation $50 per share, of the General Partner.

             "Series D Articles Supplementary" shall have the meaning set
              -------------------------------
          forth in Section 19.3.C(i).

             "Series D Contributor" means Montebello Realty Corp., a Delaware
              --------------------
          corporation, as a party to that certain Contribution Agreement, dated December 9, 1999, and any Affiliate to which the Series D Preferred Units may be assigned in accordance with this Agreement."

             "Series D Exchange Notice" shall have the meaning set forth in
              ------------------------
          Section 19.9.B(i).

             "Series D Exchange Price" shall have the meaning set forth in
              -----------------------
          Section 19.9.A(i).

             "Series D Excess Units" shall have the meaning set forth in Section
              ---------------------
          19.9.A(iii).

             "Series D Limited Partner" means any Person holding Series D
              ------------------------
          Preferred Units and named as a Series D Limited Partner in Exhibit A attached hereto, as such Exhibit may be amended from time to time, or any Substitute Limited Partner, in such Person's capacity as a Series D Limited Partner in the Partnership.

             "Series D Preferred Capital" means a Capital Account balance
              --------------------------
          equal to the product of (i) the number of Series D Preferred Units then held by the Series D Limited Partners and/or the General Partner multiplied by (ii) the sum of $50 and any Preferred Distribution Shortfall per Series D Preferred Unit.

             "Series D Preferred Units" shall have the meaning set forth in
              ------------------------
          Section 19.2.

             "Series D Preferred Unit Distribution Payment Date" shall have
              -------------------------------------------------
          the meaning set forth in Section 19.3.A.

             "Series D Preferred Unit Partnership Record Date" shall have the
              -----------------------------------------------
          meaning set forth in Section 19.3.A.

             "Series D Redemption Notice" shall have the meaning set forth in
              --------------------------
          Section 19.9.B(i).

             "Series D Redemption Price" shall have the meaning set forth in
              -------------------------
          Section 19.6.A.

             "Series D Priority Return" shall have the meaning set forth in
           ------------------------
          Section 19.1.

     3.   Amendments.
          ----------

          (a) Section 3.2.  Section 3.2 of the Agreement is hereby amended by
              -----------
     the insertion of the text "and to the Series D Limited Partners in accordance with Section 19.3 after the text "to the Series C Limited Partners in accordance with Section 17.2".

          (b) Section 5.1.  Section 5.1 of the Agreement is hereby amended by
              -----------
     the insertion of the text "or Series D Preferred Units in accordance with
     Section 19.3 after the text "Series C Preferred Units in accordance with
     Section 17.2,".

          (c) Section 5.2.  Section 5.2  of the Agreement is hereby amended by
              -----------
     the insertion of the text "or to the Series D Limited Partners" after the text "Series C Limited Partners".

          (d)  Section 6.2.
               -----------

               (i) Section 6.2.B.1(e) of the Agreement is hereby amended by deleting the word "and" immediately prior to the text "(ii)" and by the insertion of the following text at the end of such subsection, "and (iii) in respect of the Series D Preferred Units, an amount equal to the cumulative Series D Priority Return to the last day of the current Partnership Year or to the date of redemption, to the extent Series D Preferred Units are redeemed during such year, over the cumulative Net Income allocated to the Holders of such units pursuant to this Section 6.2.B.1(e) for all prior Partnership Years".
                  -----------------

               (ii) Section 6.2.B.2(a) of the Agreement is hereby amended by the insertion of the text "and Series D Preferred Capital" immediately after the text "and Series C Preferred Capital" and the deletion of the text "and" immediately following the text "Series A Preferred Capital"and inserting in its place a comma.

               (iii) Section 6.2.C of the Agreement is hereby amended by the insertion of the text "and the Series D Preferred Units" immediately after the text "and the Series C Preferred Units" and the deletion of the text "and" immediately following the text "Series A Preferred Units"and inserting in its place a comma.

          (e) Section 7.3.F(iii). Section 7.3.F(iii) of the Agreement is hereby
              ------------------
     amended by deleting the text "or" immediately prior to the text "Article 17" and by the insertion of the text "or Article 19" immediately following the text "Article 17".

          (f) Section 7.3.F(v). Section 7.3.F(v) of the Agreement is hereby
              ----------------
     amended by deleting the text "and" immediately after the text "17.4" and inserting in its place a comma and by the insertion of the text ", 19.6 and 19.9" immediately following the text "17.7".

          (g) Section 7.9.D.  Section 7.9.D of the Agreement is hereby amended
              -------------
     by the insertion of the text "and to the Series D Limited Partners in accordance with Section 19.3 after the text "and the Series C Limited Partners in accordance with Sections 16.2 and 17.2".
                                 ----------------------

          (h) Section 8.4.  Section 8.4 of the Agreement is hereby amended by
              -----------
     deleting the text "Redemption" immediately following the text "Section 8.6 and the" and by the insertion in its place of the text "redemption"; and further deleting the text "and" immediately after the text "17.4" and inserting in its place a comma and by the insertion of the text ", 19.6 and 19.9" immediately following the text "17.7".

          (i) Section 11.1.A.  Section 11.1.A of the Agreement is hereby amended
              --------------
     by the insertion of the text "or REIT Series D Preferred Shares pursuant to
     Section 19.9 after the text "or Series C Preferred Shares pursuant to
     Section 17.7".

          (j) Section 11.2.B.  Section 11.2.B of the Agreement is hereby amended
              --------------
     by deleting the text "and" immediately prior to the text "17.5" and replacing it with a comma; and by the insertion of the text "and "Section 19.7" immediately following the text "17.5".

          (k) Section 11.2.C.  Section 11.2.C of the Agreement is hereby amended
              --------------
     by deleting the text "and" immediately prior to the text "17.5" and replacing it with a comma; and by the insertion of the text "and "Section 19.7" immediately following the text "17.5".

          (l) Section 11.3.A.  Section 11.3.A of the Agreement is hereby amended
              --------------
     by deleting the text "16.7 and 17.7" and by the insertion in its place of the text "16.7, 17.7 and 19.9".

          (m)  Section 11.3.D.
               --------------

               (i) Section 11.3.D of the Agreement is hereby amended by the insertion of the text "19.6 and 19.9" after the text "and 17.7".

               (ii) Section 11.3.D of the Agreement is hereby further amended by the insertion of the text "or Series D Preferred Units" after the text "or Series C Preferred Units".

          (n) Section 11.3.E.  Section 11.3.E of the Agreement is hereby amended
              --------------
     by the insertion of the text "or the specified amount of REIT Series D Preferred Shares" after the text "or the specified amount of REIT Series C Preferred Shares".

          (o) Section 11.5.   Section 11.5 of the Agreement is hereby amended by
              ------------
     the insertion of the text "and the right to exchange for REIT Series D Preferred Shares pursuant to Section 19.9 after the text "the right to exchange for REIT Series C Shares pursuant to Section 17.7".

          (p) Section 11.6.A.  Section 11.6.A is hereby amended by the insertion
              --------------
     of the text "or its right of redemption or exchange of all of such Limited Partner's Series D Preferred Units under Section 19.9" after the text "or its right of redemption or exchange of all of such Limited Partner's Series C Preferred Units under Section 17.7."

          (q) Section 11.6.B.  Section 11.6.B is hereby amended by the insertion
              --------------
     of the text "or exchange of all of such Limited Partner's Series D Preferred Units under Section 19.9" after the text "or exchange of all of such Limited Partner's Series C Preferred Units under Section 17.7".

          (r) Section 11.6.D.  Section 11.6.D of the Agreement is hereby amended
              --------------
     by deleting the text "or" immediately following the text "17.4"; and by the insertion of the text ",19.6 or 19.9" immediately following the text "17.7".

          (s) Section 11.6.E.  Section 11.6.E of the Agreement is hereby amended
              --------------
     by the insertion of the text ", REIT Series C Preferred Shares or REIT Series D Preferred Shares" immediately following the text "REIT Series A Preferred Shares"; and by the insertion of the text ", Series C Preferred Units or Series D Preferred Units" immediately following the text "Series A Preferred Units"; and in 11.6.E(iv), the deletion of the text "Redemption" immediately prior to the text "or exchange for" and the insertion of the text "redemption' in its place and the deletion of the text "and" immediately following the text "17.4"; and by the insertion of the text ",19.6 or 19.9" immediately following the text "17.7"; and in 11.6.E(v) the deletion of the text "and" immediately following the text "17.4"; and by the insertion of the text ",19.6 or 19.9" immediately following the text "17.7".

          (t) Section 11.6.F.  Section 11.6.F is hereby amended by the insertion
              --------------
     of the text "or Series D Preferred Units" after the text "or Series C Preferred Units".

          (u) Section 13.1.G.  Section 13.1.G is hereby amended by the insertion
              --------------
     of the text "or REIT Series D Preferred Shares" after the text "or REIT Series C Preferred Shares".

          (v) Section 14.1.B.  Section 14.1.B is hereby amended by the insertion
              --------------
     of the text "and the Series D Limited Partners" after the text "and the Series C Limited Partners".

     4.   Article 19.  The following new Article 19 is inserted in the Agreement
          ----------
after Article 18 thereof:

                                 "ARTICLE 19.
                           SERIES D PREFERRED UNITS

          Section 19.1.  Definition.  The term "Series D Priority Return" shall
                         ----------             ------------------------
     mean, an amount equal to 9 1/4% per annum, determined on the basis of a 360 day year of twelve 30 day months (and for any period shorter than a full quarterly period for which distributions are computed, the amount of the distribution payable will be computed based on the ratio of the actual number of days elapsed in such period to ninety (90) days), cumulative to the extent not distributed for any given distribution period pursuant to Sections 5.1 and 19.3 of the Partnership Agreement, of the stated value of $50 per Series D Preferred Unit, commencing on the date of issuance of such Series D Preferred Unit. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Partnership Agreement.

          Section 19.2.  Designation and Number.  A series of Partnership Units
                         ----------------------
     in the Partnership designated as the "9 1/4% Series D Cumulative Redeemable Preferred Units" (the "Series D Preferred Units") is hereby established.
                            ------------------------
     The number of Series D Preferred Units shall be __________.

          Section 19.3.  Distributions.
                         -------------

               A.    Payment of Distributions.  Subject to the rights of Holders
                     ------------------------
          of Parity Preferred Units as to the payment of distributions, pursuant to Section 5.1 hereof, Holders of Series D Preferred Units shall be entitled to receive, when, as and if declared by the Partnership acting through the General Partner, out of Available Cash, cumulative preferential cash distributions at the rate per annum of 9 1/4% of the original Capital Contribution per Series D Preferred Unit. All distributions shall be cumulative, shall accrue from the original date of issuance and will be payable (i) quarterly (such quarterly periods for purposes of payment and accrual will be the quarterly periods ending on the dates specified in this sentence and not calendar year quarters) in arrears, on February 15, May 15, August 15 and November 15, of each year commencing on the first such payment dates to occur following their original date of issuance, and, (ii), in the event of
          (A) an exchange of Series D Preferred Units into REIT Series D Preferred Shares, or (B) a redemption of Series D Preferred Units, on the exchange date or redemption date, as applicable (each a "Series D
                                                                       --------
          Preferred Unit Distribution Payment Date").  The amount of the
          ----------------------------------------
          distribution payable for any period will be computed on the basis of a 360-day year of twelve 30-day months and for any period shorter than a full quarterly period for which distributions are computed, the amount of the distribution payable will be computed based on the ratio of the actual number of days elapsed in such period to ninety (90) days. If any date on which distributions are to be made on the Series D Preferred Units is not a Business Day (as defined herein), then payment of the distribution to be made on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date. Distributions on the Series D Preferred Units will be made to the Holders of record of the Series D Preferred Units on the relevant record dates to be fixed by the Partnership acting through the General Partner, which record dates shall in no event exceed fifteen (15) Business Days prior to the relevant Series D Preferred Unit Distribution Payment Date (the "Series D Preferred Unit Partnership Record Date").
           -----------------------------------------------

               B.  Distributions Cumulative.  Distributions on the Series D
                   ------------------------
          Preferred Units will accrue whether or not the terms and provisions of any agreement of the Partnership, including any agreement relating to its indebtedness at any time prohibit the declaration, setting aside for payment or current payment of distributions, whether or not the Partnership has earnings, whether or not there are funds legally available for the payment of such distributions and whether or not such distributions are authorized. Accrued but unpaid distributions on the Series D Preferred Units will accumulate as of the Series D Preferred Unit Distribution Payment Date on which they first become payable. Distributions on account of arrears for any past distribution periods may be declared and paid at any time, without reference to a regular Series D Preferred Unit Distribution Payment Date to Holders of record of the Series D Preferred Units on the record date fixed by the Partnership acting through the General Partner which date shall not exceed fifteen (15) Business Days prior to the payment date. Accumulated and unpaid distributions will not bear interest.

               C.  Priority as to Distributions.
                   ----------------------------

                    (i) So long as any Series D Preferred Units are outstanding, no distribution of cash or other property shall be authorized, declared, paid or set apart for payment on or with respect to any Junior Unit, nor shall any cash or other property (other than capital stock of the General Partner which corresponds in ranking to the Partnership Interests being acquired) be set aside for or applied to the purchase, redemption or other acquisition for consideration of any Series D Preferred Units, any Parity Preferred Units (including the Series A Preferred Units or Series C Preferred Units) with respect to distributions or any Junior Units, unless, in each case, all distributions accumulated on all Series D Preferred Units and all classes and series of outstanding Parity Preferred Units as to the payment of distributions have been paid in full. The foregoing sentence will not prohibit (a) distributions payable solely in Junior Units, (b) the exchange of Junior Units or Parity Preferred Units (including the Series A Preferred Units or Series C Preferred Units) into Junior Units, or (c) the redemption of Partnership Interests corresponding to any REIT Series D Preferred Shares (as hereinafter defined), Parity Preferred Shares (as defined in the

               Series D Articles Supplementary to the Charter (as defined below) establishing the REIT Series D Preferred Shares (the "Series D
                                                                     --------
               Articles Supplementary") with respect to distributions or Junior
               ----------------------
               Stock (as defined in the Series D Articles Supplementary) to be purchased by the General Partner pursuant to the Charter to preserve the General Partner's status as a real estate investment trust, provided that such redemption shall be upon the same terms as the corresponding stock purchase pursuant to the Charter.

                    (ii) So long as distributions have not been paid in full (or a sum sufficient for such full payment is not irrevocably deposited in trust for immediate payment) upon the Series D Preferred Units, all distributions authorized and declared on the Series D Preferred Units and all classes or series of outstanding Parity Preferred Units (including the Series A Preferred Units or Series C Preferred Units) with respect to payment of distributions shall be authorized and declared so that the amount of distributions authorized and declared per Series D Preferred Unit and such other classes or series of Parity Preferred Units (including the Series A Preferred Units or Series C Preferred Units) shall in all cases bear to each other the same ratio that accrued distributions per Series D Preferred Unit and such other classes or series of Parity Preferred Units (which shall not include any accumulation in respect of unpaid distributions for prior distribution periods if such class or series of Parity Preferred Units do not have cumulative distribution rights) bear to each other.

                    (iii) Notwithstanding anything to the contrary set forth herein, distributions on Partnership Interests held by either (a) the General Partner or (b) any other Holder of Partnership Interest in the Partnership, in each case ranking junior to or on parity with the Series D Preferred Units may be made, without preserving the priority of distributions described in Sections 19.3.C(i) and (ii), but only to the extent such distributions are required to preserve the real estate investment trust status of the General Partner and in the case of any Holder other than the General Partner only to the extent required by the Partnership Agreement.

               D.  No Further Rights.  Holders of Series D Preferred Units shall
                   -----------------
          not be entitled to any distributions, whether payable in cash, other property or otherwise, in excess of the full cumulative distributions described herein.

          Section 19.4.  Intentionally Omitted.
                         ---------------------

          Section 19. 5.  Liquidation Proceeds.
                          --------------------

               A. Upon any voluntary or involuntary liquidation, dissolution or winding-up of the affairs of the Partnership, distributions on the Series D Preferred Units shall be made in accordance with Article 13 of the Partnership Agreement.

               B.  Notice.  Written notice of any such voluntary or involuntary
                   ------
          liquidation, dissolution or winding-up of the Partnership, stating the payment date or dates when, and the place or places where, the amounts distributable in such circumstances shall be payable, shall be given by (i) fax and (ii) by first class mail, postage pre-paid, not less than thirty (30) and not more than sixty (60) days prior to the payment date stated therein, to each record Holder of the Series D Preferred Units at the respective addresses of such Holders as the same shall appear on the transfer records of the Partnership.

               C.  No Further Rights.  After payment of the full amount of the
                   -----------------
          liquidating distributions to which they are entitled, the Holders of Series D Preferred Units will have no right or claim to any of the remaining assets of the Partnership.

               D.  Consolidation, Merger or Certain Other Transactions.  The
                   ---------------------------------------------------
          consolidation or merger or other business combination of the Partnership with or into, any corporation, trust, or other entity (or of any corporation, trust, or other entity with or into the Partnership) shall not be deemed to constitute a liquidation, dissolution or winding-up of the Partnership.

          Section 19.6.  Optional Redemption.
                         --------------------

               A.    Right of Optional Redemption. The Series D Preferred Units
                     ----------------------------
          may not be redeemed prior to the fifth (5th) anniversary of the issuance date. On or after such date, the Partnership shall have the right to redeem the Series D Preferred Units, in whole or in part, at any time or from time to time, upon not less than thirty (30) nor more than sixty (60) days written notice, at a redemption price, payable in cash, equal to the Capital Account balance of the Holders of Series D Preferred Units (the "Series D Redemption Price"); provided, however,
                                -------------------------    --------  -------
          that no redemption pursuant to this Section 19.6 will be permitted if the Series D Redemption Price does not equal or exceed the original Capital Contribution of such Holder plus the cumulative Series D Priority Return, to the redemption date to the extent not previously distributed. If fewer than all of the outstanding Series D Preferred Units are to be redeemed, the Series D Preferred Units to be redeemed shall be selected pro rata (as nearly as practicable without creating fractional units).

               B.  Limitation on Redemption.
                   ------------------------

                    (i) The Series D Redemption Price of the Series D Preferred Units (other than the portion thereof consisting of accumulated but unpaid distributions) will be payable solely out of the sale proceeds of capital stock of the General Partner, which will be contributed by the General Partner to the Partnership as an additional capital contribution, or out of the sale of limited partner interests in the Partnership and from no other source. For purposes of the preceding sentence, "capital stock" means any equity securities (including Common Stock and Preferred Stock (as such terms are defined in the Charter)), shares, participation or other ownership interests (however designated) and any rights (other than debt securities convertible into or exchangeable for equity securities) or options to purchase any of the foregoing.

                    (ii) The Partnership may not redeem fewer than all of the outstanding Series D Preferred Units unless all accumulated and unpaid distributions have been paid on all Series D Preferred Units for all quarterly distribution periods terminating on or prior to the date of redemption.

               C.  Procedures for Redemption.
                   -------------------------

                    (i) Notice of redemption will be (A) faxed, and (B) mailed by the Partnership, by certified mail, postage prepaid, not less than thirty (30) nor more than sixty (60) days prior to the redemption date, addressed to the respective Holders of record of the Series D Preferred Units at their respective addresses as they appear on the records of the Partnership. No failure to give or defect in such notice shall affect the validity of the proceedings for the redemption of any Series D Preferred Units except as to the Holder to whom such notice was defective or not given. In addition to any information required by law, each such notice shall state: (1) the redemption date, (2) the Series D Redemption Price, (3) the aggregate number of Series D Preferred Units to be redeemed and if fewer than all of the outstanding Series D Preferred Units are to be redeemed, the number of Series D Preferred Units to be redeemed held by such Holder, which number shall equal such Holder's pro rata share (based on the percentage of the aggregate number of outstanding Series D Preferred Units the total number of Series D Preferred Units held by such Holder represents) of the aggregate number of Series D Preferred Units to be redeemed, (4) the place or places where the Series D Preferred Units are to be surrendered for payment of the Series D Redemption Price, (5) that distributions on the Series D Preferred Units to be redeemed will cease to accumulate on such redemption date and (6) that payment of the Series D Redemption Price will be made upon presentation and surrender of such Series D Preferred Units.

                    (ii) If the Partnership gives a notice of redemption in respect of Series D Preferred Units (which notice will be irrevocable) then, by 12:00 noon, New York City time, on the redemption date, the Partnership will deposit irrevocably in trust for the benefit of the Series D Preferred Units being redeemed funds sufficient to pay the applicable Series D Redemption Price and will give irrevocable instructions and authority to pay such Series D Redemption Price to the Holders of the Series D Preferred Units upon surrender of the Series D Preferred Units by such Holders at the place designated in the notice of redemption. If the Series D Preferred Units are evidenced by a certificate and if fewer than all Series D Preferred Units evidenced by any certificate are being redeemed, a new certificate shall be issued upon surrender of the certificate evidencing all Series D Preferred Units, evidencing the unredeemed Series D Preferred Units without cost to the Holder thereof. On and after the date of redemption, distributions will cease to accumulate on the Series D Preferred Units or portions thereof called for redemption, unless the Partnership defaults in the payment thereof. If any date fixed for redemption of Series D Preferred Units is not a Business Day, then payment of the Series D Redemption Price payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day falls in the next calendar year, such payment will be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date fixed for redemption. If payment of the Series D Redemption Price is improperly withheld or refused and not paid by the Partnership, distributions on such Series D Preferred Units will continue to accumulate from the original redemption date to the date of payment, in which case the actual payment date will be considered the date fixed for redemption for purposes of calculating the applicable Series D Redemption Price.

          Section 19.7.  Voting Rights.
                         -------------

               A.  General.  Holders of  the Series D Preferred Units will not
                   -------
          have any voting rights or right to consent to any matter requiring the consent or approval of the Limited Partners, except as set forth in below and in
          Section 7.3.F.

               B.  Certain Voting Rights.  So long as any Series D Preferred
                   ---------------------
          Units remain outstanding, the Partnership shall not, without the affirmative vote of the Holders of at least two-thirds of the Series D Preferred Units outstanding at the time (i) (A) authorize or create, or increase the authorized or issued amount of, any class or series of Partnership Interests ranking prior to the Series D Preferred Units with respect to payment of distributions or rights upon liquidation, dissolution or winding-up, or (B) reclassify any Partnership Interests of the Partnership into any such senior Partnership Interest, or (c) create, authorize or issue any obligations or security convertible into or evidencing the right to purchase any such senior Partnership Interests, (ii) (A) authorize or create, or increase the authorized or issued amount of any Parity Preferred Units, or (B) reclassify any Partnership Interest into any such Partnership Interest or (c) create, authorize or issue any obligations or security convertible into or evidencing the right to purchase any such Partnership Interests but only to the extent such Parity Preferred Units are issued to an Affiliate of the Partnership, other than the General Partner to the extent the issuance of such interests was to allow the General Partner to issue corresponding preferred stock to Persons who are not Affiliates of the Partnership, or (iii) either (A) consolidate, merge into or with, or convey, transfer or lease its assets substantially as an entirety to, any corporation or other entity or (B) amend, alter or repeal the provisions of the Partnership Agreement (including, without limitation, this Article 19), whether by merger, consolidation or otherwise, in each case in a manner that would materially and adversely affect the powers, special rights, preferences, privileges or voting power of the Series D Preferred Units or the Holders thereof; provided, however, that with respect to the occurrence of any event set forth in (iii) above, so long as (1) the Partnership is the surviving entity and the Series D Preferred Units remain outstanding with the terms thereof unchanged, or (2) the resulting, surviving or transferee entity is a partnership, limited liability company or other pass-through entity organized under the laws of any state and substitutes the Series D Preferred Units for other interests in such entity having substantially the same terms and rights as the Series D Preferred Units, including with respect to distributions, voting rights and rights upon liquidation, dissolution or winding-up, then the occurrence of any such event shall not be deemed to materially and adversely affect such rights, privileges or voting powers of the Holders of the Series D Preferred Units; and provided further that any increase in the amount of Partnership Interests or the creation or issuance of any other class or series of Partnership Interests, in each case ranking (y) junior to the Series D Preferred Units with respect to payment of distributions and the distribution of assets upon liquidation, dissolution or winding-up, or (z) on a parity to the Series D Preferred Units with respect to payment of distributions and the distribution of assets upon liquidation, dissolution or winding up to the extent such Partnership Interests are not issued to an Affiliate of the Partnership, other than the General Partner to the extent the issuance of such interests was to allow the General Partner to issue corresponding preferred stock to persons who are not Affiliates of the Partnership, shall not be deemed to materially and adversely affect such rights, preferences, privileges or voting powers.

          Section 19.8.  Transfer Restrictions.  The Series D Preferred Units
                         ---------------------
     shall be subject to the provisions of Article 11 hereof; provided, however,
                                                              --------  -------
     that the Series D Preferred Units shall not be subject to the right of first refusal of the General Partner as described in Section 11.3 hereof and any Affiliate of the Series D Contributor to whom the Series D Preferred Units are assigned (in whole or in part) in accordance with this Partnership Agreement (other than the right of first refusal) shall be admitted to the Partnership as a Substitute Limited Partner. No transfer of Series D Preferred Units is permitted, without the consent of the General Partner which consent may be given or withheld in its sole and absolute discretion, if such transfer would result in more than four partners holding all outstanding Series D Preferred Units within the meaning of Treasury Regulation Section 1.7704-1(h)(3)(i); provided,
                                                               --------
     however, that the General Partner's consent may not be unreasonably
     -------
     withheld if (a) such transfer would not result in more than ten partners holding all outstanding Series D Preferred Units within the meaning of Treasury Regulation Section 1.7704-1(h)(3)(i) and (b) the General Partner is relying on a provision other than Treasury Regulation Section 1.7704-1(h) to avoid classification of Operating Partnership as a PTP. In addition, no transfer may be made to any person if such transfer would cause the exchange of the Series D Preferred Units for REIT Series D Preferred Shares, as provided herein, to be required to be registered under the Securities Act of 1933, as amended, or any state securities laws.

          Section 19.9.  Exchange Rights.
                         ---------------

          (a)  Right to Exchange.
               -----------------

                    (i) Series D Preferred Units will be exchangeable in whole but not in part unless expressly otherwise provided herein at anytime on or after the tenth (10th) anniversary of the date of issuance, at the option of 51% of the Holders of all outstanding Series D Preferred Units, for authorized but previously unissued REIT Series D Preferred Shares at an exchange rate of one REIT Series D Preferred Shares from the General Partner for one Series D Preferred Unit, subject to adjustment as described below (the

               "Series D Exchange Price"), provided that the Series D Preferred
               ------------------------    --------
               Units will become exchangeable at any time, in whole but not in part unless expressly otherwise provided herein, at the option of 51% of the Holders of all outstanding Series D Preferred Units for REIT Series D Preferred Shares if (x) at any time full distributions shall not have been timely made on any Series D Preferred Unit with respect to six (6) prior quarterly distribution periods, whether or not consecutive, provided,
                                                                 --------
               however, that a distribution in respect of Series D Preferred
               -------
               Units shall be considered timely made if made within two (2) Business Days after the applicable Series D Preferred Unit Distribution Payment Date if at the time of such late payment there shall not be any prior quarterly distribution periods in respect of which full distributions were not timely made or (y) upon receipt by a Holder or Holders of Series D Preferred Units of (1) notice from the General Partner that the General Partner or a Subsidiary of the General Partner has taken the position that the Partnership is, or upon the occurrence of a defined event in the immediate future will be, a PTP and (2) an opinion rendered by an outside nationally recognized independent counsel familiar with such matters addressed to a Holder or Holders of Series D Preferred Units, that the Partnership is or likely is, or upon the occurrence of a defined event in the immediate future will be or likely will be, a PTP. In addition, the Series D Preferred Units may be exchanged for REIT Series D Preferred Shares, in whole but not in part unless expressly otherwise provided herein, at the option of 51% of the Holders of all outstanding Series D Preferred Units prior to the tenth (10th) anniversary of the issuance date and after the third (3rd) anniversary of the issuance date thereof if such Holder of a Series D Preferred Unit shall deliver to the General Partner either (i) a private letter ruling addressed to such Holder of Series D Preferred Units or (ii) an opinion of independent counsel reasonably acceptable to the General Partner based on the enactment of temporary or final Treasury Regulations or the publication of a Revenue Ruling, in either case to the effect that an exchange of the Series D Preferred Units at such earlier time would not cause the Series D Preferred Units to be considered "stock and securities" within the meaning of Section 351(e) of the Code for purposes of determining whether the Holder of such Series D Preferred Units is an "investment company" under section 721(b) of the Code if an exchange is permitted at such earlier date. Furthermore, if the Series D Contributor holding 51% of all outstanding Series D Preferred Units so determines, all outstanding Series D Preferred Units held by all Holders (regardless of whether held by the Series D Contributor) shall be exchanged in whole but not in part for REIT Series D Preferred Shares (but only if the exchange in whole may be accomplished consistently with the ownership limitations set forth under the Series D Articles Supplementary (as defined herein), taking into account exceptions thereto) if either (A) any Holder thereof is a real estate investment trust within the meaning of Sections 856 through 859 of the Code and (i) the Partnership reasonably determines that the assets and income of the Partnership for a taxable year after 1999 would not satisfy the income and assets tests of Section 856 of the Code for such taxable year if the Partnership were a real estate investment trust within the meaning of the Code or (ii) any such Holder of Series D Preferred

               Units shall deliver to the Partnership and the General Partner an opinion of independent counsel reasonably acceptable to the General Partner to the effect that, based on the assets and income of the Partnership for a taxable year after 1999, the Partnership would not satisfy the income and assets tests of
               Section 856 of the Code for such taxable year if the Partnership were a real estate investment trust within the meaning of the Code and that such failure would create a meaningful risk that a Holder of the Series D Preferred Units would fail to maintain qualification as a real estate investment trust, or (B) any Holder of the Series D Preferred Units is an entity other than a real estate investment trust within the meaning of Sections 856 through 859 of the Code, and both (I) such Holder concludes based on results or projected results that there exists (in the reasonable judgment of the Holder) an imminent and substantial risk that the Holder's interest in the Partnership does or will represent more than 19.5% of the total profits or capital interests in the Partnership (determined in accordance with Treasury Regulations Section 1.731-2(e)(4)) for a taxable year, and (II) the Holder delivers to the General Partner an opinion of nationally recognized independent counsel to the effect that there is an imminent and substantial risk that the Holder's interest in the Partnership does or will represent more than 19.5% of the total profits or capital interests in the Partnership (determined in accordance with Treasury Regulations
               Section 1.731-2(e)(4)) for a taxable year.

                    (ii)   Notwithstanding anything to the contrary set forth in
               Section 19.9.A(i) hereof, if a Series D Exchange Notice (as defined herein) has been delivered to the General Partner, then the General Partner may, at its option, within ten (10) Business Days after receipt of the Series D Exchange Notice, elect to cause the Partnership to redeem all or a portion of the outstanding Series D Preferred Units for cash in an amount equal to the original Capital Contribution per Series D Preferred Unit plus all accrued and unpaid distributions thereon to the date of redemption. If the General Partner elects to redeem fewer than all of the outstanding Series D Preferred Units, the number of Series D Preferred Units held by each Holder to be redeemed shall equal such Holder's pro rata share (based on the percentage of the aggregate number of outstanding Series D Preferred Units that the total number of Series D Preferred Units held by such Holder represents) of the number of Series D Preferred Units being redeemed.

                    (iii) In the event an exchange of all or a portion of Series D Preferred Units pursuant to Section 19.9.A(i) hereof would violate the provisions on ownership limitation of the General Partner set forth in Section 7 of Article Third of the Series D Articles Supplementary to the

               Charter with respect to the REIT Series D Preferred Shares, each Holder of the Series D Preferred Units shall be entitled to exchange, pursuant to the provisions of Section 19.9.B a number of Series D Preferred Units which would comply with the provisions on the ownership limitation of the General Partner set forth in such Section 7 of Article Third of the Series D Articles Supplementary, with respect to such Holder, and any Series D Preferred Units not so exchanged (the "Series D Excess Units")
                                                      ---------------------
               shall be redeemed by the Partnership for cash in an amount equal to the original Capital Contribution per Excess Unit, plus any accrued and unpaid distributions thereon, whether or not declared, to the date of redemption subject to any restriction therein contained in any debt instrument or agreement of the Partnership. In the event an exchange would result in Series D Excess Units, as a condition to such exchange, each Holder of such units agrees to provide representations and covenants reasonably requested by the General Partner relating to (1) the widely held nature of the interests in such Holder, sufficient to assure the General Partner that the Holder's ownership of stock of the General Partner (without regard to the limits described above) will not cause any individual to own in excess of 6.2% of the stock of the General Partner, and (2) to the extent such Holder can so represent and covenant without obtaining information from its owners (other than one or more direct or indirect parent corporations, limited liability companies or partnerships and not the holders of any interests in any such parent), the Holder's ownership of tenants of the Partnership and its Affiliates. For purposes of determining the number of Series D Excess Units under this Section 19.9(A)(iii), the "Beneficial Ownership Limit" and "Constructive Ownership Limit" set forth in the Series D Articles Supplementary shall be deemed to be 0.8 percentage points less than the limits set forth in the Series D Articles Supplementary. To the extent the General Partner would not be able to pay the cash set forth above in exchange for the Series D Excess Units, and to the extent consistent with the Charter, the General Partner agrees that it will grant to the Holders of the Series D Preferred Units exceptions to the Beneficial Ownership Limit and Constructive Ownership Limit set forth in the Series D Articles Supplementary sufficient to allow such Holders to exchange all of their Series D Preferred Units for REIT Series D Preferred Shares, provided such Holders furnish to the General Partner representations acceptable to the General Partner in its sole and absolute discretion which assure the General Partner that such exceptions will not jeopardize the General Partner's tax status as a REIT for purposes of federal and applicable state law. Notwithstanding any provision of this Partnership Agreement to the contrary, no Series D Limited Partner shall be entitled to effect an exchange of Series D Preferred Units for REIT Series D Preferred Shares to the extent that ownership or right to acquire such shares would cause the Partner or any other Person or, in the opinion of counsel selected by the General Partner, may cause the Partner or any other Person, to violate the restrictions on ownership and transfer of REIT Series D Preferred Shares set forth in the Charter. To the extent any such attempted exchange for REIT Series D Preferred Shares would be in violation of the previous sentence, it shall be void ab initio and such Series D Limited Partner shall not acquire any rights or economic interest in the REIT Series D Preferred Shares otherwise issuable upon such exchange.

                    (iv) The redemption of Series D Preferred Units described in
               Section 19.9.A(ii) and (iii) shall be subject to the provisions of Section 19.6.B(i) and Section 19.6.C(ii); provided, however,
                                                            --------  -------
               that the term "Series D Redemption Price" in such Section shall be read to mean the original Capital Contribution per Series D Preferred Unit being redeemed plus all accrued and unpaid distributions to the redemption date.

               (b)  Procedure for Exchange.
                    ----------------------

                    (i) Any exchange shall be exercised pursuant to a notice of exchange (the "Series D Exchange Notice") delivered to the
                              ------------------------
               General Partner by the Partners representing at least 51% of the outstanding Series D Preferred Units (or by the Series D Contributor in the case of an exchange pursuant to the last sentence of Section 19.9.A(i) hereof), by (A) fax and (B) by certified mail postage prepaid. The General Partner may effect any exchange of Series D Preferred Units, or exercise its option to cause the Partnership to redeem any portion of the Series D Preferred Units for cash pursuant to Section 19.9.A(ii) or redeem Series D Excess Units pursuant to Section 19.9.A(iii), by delivering to each Holder of record of Series D Preferred Units, within ten (10) Business Days following receipt of the Series D Exchange Notice, (a) if the General Partner elects to cause the Partnership to acquire any of the Series D Preferred Units then outstanding, (1) certificates representing the REIT Series D Preferred Shares being issued in exchange for the Series D Preferred Units of such Holder being exchanged and (2) a written notice (a "Series D Redemption Notice") stating (A) the
                          --------------------------
               redemption date, which may be the date of such Series D Redemption Notice or any other date which is not later than sixty
               (60) days following the receipt of the Series D Exchange Notice,
               (B) the redemption price, (C) the place or places where the Series D Preferred Units are to be surrendered and (D) that distributions on the Series D Preferred Units will cease to accrue on such redemption date, or (b) if the General Partner elects to cause the Partnership to redeem all of the Series D Preferred Units then outstanding in exchange for cash, a Series D Redemption Notice. Series D Preferred

               Units shall be deemed canceled (and any corresponding Partnership Interest represented thereby deemed terminated) on the redemption date. Holders of Series D Preferred Units shall deliver any canceled certificates representing Series D Preferred Units which have been exchanged or redeemed to the office of General Partner (which currently is located at 2250 E. Imperial Highway, El Segundo, CA 90245) within ten (10) Business Days of the exchange or redemption with respect thereto. Notwithstanding anything to the contrary contained herein, any and all Series D Preferred Units to be exchanged for REIT Series D Preferred Shares pursuant to this Section 19.9 shall be so exchanged in a single transaction at one time. As a condition to exchange, the General Partner may require the Holders of Series D Preferred Units to make such representations as may be reasonably necessary for the General Partner to establish that the issuance of REIT Series D Preferred Shares pursuant to the exchange shall not be required to be registered under the Securities Act or any state securities laws. Any REIT Series D Preferred Shares issued pursuant to this
               Section 19.9 shall be delivered as shares which are duly authorized, validly issued, fully paid and nonassessable, free of any pledge, lien, encumbrance or restriction other than those provided in the Charter, the Bylaws of the General Partner, the Securities Act and relevant state securities or blue sky laws.

                    The certificates representing the REIT Series D Preferred
               Shares issued upon exchange of the Series D Preferred Units shall contain the following legend:

                    THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT
                    BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") AND STATE SECURITIES LAWS OR (B) IF THE CORPORATION HAS BEEN FURNISHED WITH A SATISFACTORY OPINION OF COUNSEL FOR THE HOLDER OF THE SHARES REPRESENTED HEREBY, OR OTHER EVIDENCE SATISFACTORY TO THE CORPORATION, THAT SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION IS EXEMPT FROM THE PROVISIONS OF SECTION 5 OF THE ACT AND STATE SECURITIES

                    LAWS AND THE RULES AND REGULATIONS THEREUNDER.

                    (ii) In the event of an exchange of Series D Preferred Units for REIT Series D Preferred Shares, an amount equal to the accrued and unpaid distributions, whether or not declared, to the date of exchange on any Series D Preferred Units tendered for exchange shall (A) accrue on the REIT Series D Preferred Shares into which such Series D Preferred Units are exchanged, and (B) continue to accrue on such Series D Preferred Units, which shall remain outstanding following such exchange, with the General Partner as the Holder of such Series D Preferred Units. Notwithstanding anything to the contrary set forth herein, in no event shall a Holder of a Series D Preferred Unit that was validly exchanged into REIT Series D Preferred Shares pursuant to this section (other than the General Partner now holding such Series D Preferred Unit), receive a cash distribution out of Available Cash of the Partnership, if such Holder, after exchange, is entitled to receive a distribution out of Available Cash with respect to the share of REIT Series D Preferred Shares for which such Series D Preferred Unit was exchanged or redeemed. Further for purposes of the foregoing, in the event of an exchange of Series D Preferred Units for REIT Series D Preferred Shares, if the accrued and unpaid distributions per Series D Preferred Unit is not the same for each Series D Preferred Unit, the accrued and unpaid distributions per Series D Preferred Unit for each such Series D Preferred Unit shall be equal to the greatest amount of such accrued and unpaid distributions per Series D Preferred Unit on any such unit.

                    (iii) Fractional shares of REIT Series D Preferred Shares
               are not to be issued upon exchange but, in lieu thereof, the General Partner will pay a cash adjustment based upon the fair market value of the Series D Preferred Stock on the day prior to the exchange date as determined in good faith by the Board of Directors of the General Partner.

               (c)   Adjustment of Series D Exchange Price.
                     -------------------------------------

                     In case the General Partner shall be a party to any
               transaction (including, without limitation, a merger, consolidation, statutory share exchange, tender offer for all or substantially all of the General Partner's capital stock or sale of all or substantially all of the General Partner's assets), in each case as a result of which the REIT Series D Preferred Shares will be converted into the right to receive shares of capital stock, other securities or other property (including cash or any combination thereof), each Series D Preferred Unit will thereafter be exchangeable into the kind and amount of shares of capital stock and other securities and property receivable (including cash or any combination thereof) upon the consummation of such transaction by a Holder of that number of REIT Series D Preferred Shares or fraction thereof into which one Series D Preferred Unit was exchangeable immediately prior to such transaction. The General Partner may not become a party to any such transaction unless the terms thereof are consistent with the foregoing.

               Section 19.10.  No Exchange Rights.  The Holders of the Series D
                               ------------------
          Preferred Units shall not have any rights to exchange such units into shares of any other class or series of stock or into any other securities of, or interest in, the Partnership.

               Section 19.11.  No Sinking Fund.  No sinking fund shall be
                               ---------------
          established for the retirement or redemption of Series D Preferred Units."

     5.   Governing Law.  This Amendment shall be interpreted and enforced
          -------------
according to the laws of the State of Delaware.

     6.   Full Force and Effect.  Except as amended by the provisions hereof,
          ---------------------
the Agreement, as previously amended, shall remain in full force and effect in accordance with its terms and is hereby ratified, confirmed and reaffirmed by the undersigned for all purposes and in all respects.

     7.   Successors/Assigns.  This Amendment shall be binding upon and shall
          ------------------
inure to the benefit of the parties hereto, their respective legal representatives, successors and assigns.

     8.   Counterparts.  This Amendment may be executed in counterparts, all of
          ------------
which together shall constitute one agreement binding on all the parties hereto, notwithstanding that all such parties are not signatories to the original or the same counterpart.



                       (signatures appear on next page)

     IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the day and year first above written.

                              GENERAL PARTNER
                              ---------------

                              KILROY REALTY CORPORATION


                              By /s/ Tyler H. Rose
                                ----------------------------------------------
                                    Name: Tyler H. Rose
                                    Title: Senior Vice President and Treasurer



                       (signatures continue on next page)

                              NEW LIMITED PARTNER
                              -------------------

                              MONTEBELLO REALTY CORP.,
                              a Delaware corporation



                                    By:    /s/ J. Timothy Ford
                                       --------------------------------
                                       Name:  J. Timothy Ford
                                            ---------------------------
                                       Title:  Vice President